UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 31, 2018, Mark Fay and Recep Kendircioglu notified Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and together with Cleco, the “Company”) of their decision to resign from the Boards of Managers of the Company, effective May 31, 2018. Mr. Fay served as Chair of the Asset Management Committee and on the Business Planning & Budget Review Committee. Mr. Kendircioglu served on the Asset Management Committee. There were no disagreements between the Company and Mr. Fay or Mr. Kendircioglu on any matter.
On May 31, 2018, Aaron Rubin, Thomas Macfayden, and Gerald Hanrahan were appointed as members of the Boards of Managers of the Company. Mr. Rubin and Mr. Macfayden were appointed to the Boards of Managers by Macquarie Infrastructure Partners III, L.P. (“Macquarie”). Mr. Rubin will serve on the Business Planning & Budget Review Committee. Mr. Macfayden will serve as Chair of the Asset Management Committee. Mr. Hanrahan was appointed to the Boards of Managers of the Company by John Hancock Financial (“John Hancock”) and will serve on the Asset Management Committee. Under the governance arrangements contained in the organizational agreements of Cleco, Cleco Power and Cleco Partners L.P., entities managed by each of Macquarie, British Columbia Investment Management Corporation, and John Hancock have the right to designate certain managers of the Company. There are no other arrangements or understandings between Messrs. Rubin, Macfayden, or Hanrahan and any other persons pursuant to which any of Messrs. Rubin, Macfayden, or Hanrahan was selected as a Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: June 5, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: June 5, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer